SUPPLEMENT FOR

CALVERT VARIABLE SERIES, INC.
AMERITAS INCOME & GROWTH PORTFOLIO
AMERITAS INDEX 500 PORTFOLIO

Prospectus dated April 30, 2008
Date of Supplement: September 15, 2008

The following is added to the cover page of the Prospectus:

On September 11, 2008, the Board of Directors of Calvert Variable Series, Inc. unanimously approved certain transactions that will affect your Portfolio.

Summit Investment Partners, Inc. ("SIP"), subadvisor for the Ameritas Income & Growth Portfolio and the Ameritas Index 500 Portfolio, also serves as the advisor to Summit Mutual Funds, Inc. ("SMFI"). SIP intends to enter into an asset purchase agreement with Calvert Asset Management Company, Inc. ("CAMCO"), pursuant to which SIP will sell its mutual fund business to CAMCO and CAMCO will become advisor to certain SMFI portfolios, including Summit Zenith Portfolio and Summit S&P 500 Index Portfolio, subject to the approval of the shareholders of those portfolios. The transaction between SIP and CAMCO, both of which are wholly-owned subsidiaries of UNIFI Mutual Holding Company ("UNIFI"), is intended to effect an internal realignment of UNIFI's mutual fund operations by combining the Summit and Calvert Fund Families with a view to providing increased shareholder benefits and operational efficiencies.

As part of the contemplated transaction, CAMCO recommended, and the Board of Directors has approved, a resolution to reorganize Ameritas Income & Growth Portfolio into Summit Zenith Portfolio and Ameritas Index 500 Portfolio into Summit S&P 500 Index Portfolio. These proposed reorganizations, if approved by shareholders, will not result in any change to the portfolio managers who currently are responsible for the day-to-day management of the Portfolios.

Shareholders of Ameritas Income & Growth Portfolio and Ameritas Index 500 Portfolio will be asked to vote the applicable reorganization and must approve it before any change may take place. If shareholders approve the reorganization, shares of the Ameritas Income & Growth Portfolio will be exchanged for shares of Summit Zenith Portfolio and shares of Ameritas Index 500 Portfolio will be exchanged for shares of Summit S&P 500 Index Portfolio, in each case, based on a formula that results in an exchange of equal value.

A filing will be made with the Securities and Exchange Commission detailing the proposed changes to be effected pursuant to the reorganization. In the near future proxy materials, including the proposed Agreement and Plan of Reorganization and a further explanation of the proposed changes, will be sent to shareholders.